UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2010

                        First Clover Leaf Financial Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                         0-50820                 20-4797391
----------------------------       ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)



6814 Goshen Road, Edwardsville, Illinois                           62025
----------------------------------------                    ------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6122


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.
            ---------------------------------------------------

     On May 25, 2010, First Clover Leaf Financial Corp. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.


1. The election of directors                For                       Withheld
                                          ---------                   --------

     Joseph J. Gugger                     4,259,511                   163,686

     Kenneth Highlander                   4,261,496                   161,201

     Gary D. Niebur                       4,225,644                   197,053


2. The ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010.

                            For                   Against              Abstain
                            ---                   -------              -------

                           5,940,604               192,716             20,727


Item 9.01.  Financial Statements and Exhibits.

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Not Applicable.

(d)     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  May 26, 2010                    By: /s/ Darlene F. McDonald
                                           ------------------------------------
                                           Darlene F. McDonald
                                           Chief Financial Officer